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                                                                    Exhibit 10.2
                                                                    ------------


                             Schedule of Documents
                           Substantially Similar to
                                 Exhibit 10.1


1. Amendment No. 4, dated as of May 15, 2001, to Master Lease Agreement between Jameson Properties, LLC and Jameson Hospitality, LLC dated December 28, 1997.

2. Amendment No. 4, dated as of May 15, 2001, to Master Lease Agreement between Jameson Properties of Tennessee, L.P. and Jameson Hospitality, LLC dated December 28, 1997.

3. Amendment No. 3, dated as of May 15, 2001, to Master Lease Agreement between Jameson Inns, Inc., Jameson Properties, LLC and Jameson Properties of Tennessee, L.P., as Lessors, and Jameson Hospitality, LLC , as Lessee, dated May 7, 1999.